Recapitalization	9 Months Ended
Sep. 30, 2025
Recapitalization [Abstract]
Recapitalization

Note 3 — Recapitalization

On July 11, 2025, the Company consummated the Business Combination. The consummation of the Business Combination involved the merger (the “Merger”) of Merger Sub with and into Legacy Profusa, pursuant to which, at the Closing, the separate corporate existence of Merger Sub ceased, with Legacy Profusa as the surviving corporation becoming a wholly-owned subsidiary of the Company. As a result of the Business Combination, the Company owns 100% of the outstanding Common Stock of Legacy Profusa. In connection with the closing of the Business Combination, the Company changed its name from “NorthView Acquisition Corporation” to “Profusa, Inc.”

More specifically, and as described in greater detail below, at the Effective Time of the Merger:

●	each share of issued and outstanding Legacy Profusa Common Stock, including shares converted from convertible debt and convertible Preferred Stock, was converted into a number of shares of Company Common Stock, based on the Exchange Ratio (as defined in the Merger Agreement) that reflects an equity valuation of Legacy Profusa of $155,000,000 (as adjusted for the Incentive Equity Value, the Private Placement Value and the Aggregate Company Incentive Amount (as such terms are defined in the Merger Agreement)), divided by an assumed value of Company Common Stock of $750.00 per share, after giving effect for the Reverse Stock Split.

●	each option to purchase Legacy Profusa Common Stock was converted into an option to purchase Company Common Stock based on the Exchange Ratio, and

●	each warrant to purchase Legacy Profusa Common Stock was converted into a warrant to purchase Company Common Stock based on the Warrant Ratio (as defined in the Merger Agreement).

PIPE Transaction

On February 11, 2025, the Company executed a Securities Purchase Agreement (the “PIPE Subscription Agreement”) with Ascent Partners Fund LLC (“Ascent”, and together with any additional investors who become parties to the PIPE Subscription Agreement, the “PIPE Investors”). Pursuant to the PIPE Subscription Agreement, the PIPE Investors are expected, subject to the conditions relating to such purchase set forth in the PIPE Subscription Agreement, to purchase from NorthView senior secured convertible notes in an aggregate principal amount of up to $22,222,222 (the “PIPE Convertible Notes”) for a purchase price of up to $20,000,000, after 10% OID.

At the Closing and pursuant to the PIPE Subscription Agreement, the Company issued a PIPE Convertible Note in the principal amount of $10,000,000 (the “Initial Note”), reflecting a 10% OID. The Initial Note matures on the date that is 18-months from Closing (the “Maturity Date”) and is convertible at any time at the holder’s option at the lower of $750, as adjusted for the Reverse Stock Split, or 95% of the lowest daily volume-weighted average price per share (“VWAP”) of Company Common Stock in the 10 trading days prior to the original issue date for each PIPE Convertible and shall be adjusted, without limitation, based on down-round and most-favored nation (MFN) price and terms protections (the “Conversion Price”).

The outstanding principal balance of the Profusa senior convertible promissory notes and all accrued but unpaid interest converted into Legacy Profusa Common Stock was exchanged for 55,612 shares of Company Common Stock, on an as converted price of $25.50 per share, as adjusted for the Reverse Stock Split. The Exchange Ratio and the Company Reference Share Value (as defined in the Merger Agreement) were $70.50 and $705.00, respectively.

The outstanding principal balance of the Profusa senior secured convertible promissory notes and all accrued but unpaid interest converted into Legacy Profusa Common Stock was exchanged for 73,896 shares of Company Common Stock, on an as converted price of $37.50 per share, as adjusted for the Reverse Stock Split.

Upon Closing, the former holders of Legacy Profusa’s Common Stock, senior convertible notes, junior convertible notes and vested in-the-money options (the “Participating Securityholders”) received certain rights, under which in the future the Company may issue to the Participating Securityholders an aggregate of 51,666 shares of Company Common Stock (the “Milestone Earnout Shares”) during the respective earnout periods in equal quarterly installments upon achievement of the following four Milestone Events. All milestones below have been adjusted for the Reverse Stock Split:

●	Milestone I Earnout Rights: share price of Company Common Stock is equal to or greater than $937.50 for any 20 trading days during any 30 days trading period or consummation of a Subsequent Transaction (as defined in the Merger Agreement) where the stockholders of Profusa will receive a consideration of at least $937.50 for each share of Company Common Stock (“Milestone Event I”). The Milestone I period will commence on the 18-month anniversary and end on the two-year anniversary of the Closing Date (“Milestone Event I Period”);
●	Milestone II Earnout Rights: share price of Company Common Stock is equal to or greater than $1,087.50 for any 20 trading days during any 30 days trading period or consummation of a Subsequent Transaction where the stockholders of Profusa will receive a consideration of at least $1,087.50 for each share of Company Common Stock (“Milestone Event II”). The Milestone II period will commence on the 360-day anniversary and end on the two-year anniversary of the Closing Date (“Milestone Event II Period”); provided that such 30 days trading period does not overlap with the 30 days trading period used to satisfy the requirements of Milestone Event I; provided, further, that in the event that such 30 days trading period could satisfy either Milestone Event I or Milestone Event II, then Milestone Event II shall be deemed to be satisfied first;

●	Milestone III Earnout Rights: the closing of the APAC Joint Venture, as described below in this prospectus, and the Companies receipt of the related $6 million funding, during the fiscal year ended December 31, 2025 (“Milestone Event III”);

●	Milestone IV Earnout Rights: achievement of revenue of $11,864,000 for the fiscal year ended December 31, 2026 (“Milestone Event IV,” and, together with Milestone Event I, Milestone Event II and Milestone Event III, the “Milestone Events”). Milestone I Earnout Rights, Milestone II Earnout Rights, Milestone III Earnout Rights and Milestone IV Earnout Rights are further referred to collectively as “Milestone Earnout Rights”.

In the event that the above milestones are achieved, this will dilute the ownership interests of existing shareholders.

Reverse recapitalization

The Business Combination was accounted for as a reverse recapitalization in accordance with US GAAP. Accordingly, Legacy Profusa was deemed the accounting acquirer (and legal acquiree) and Northview was treated as the accounting acquiree (and legal acquirer).

Under this method of accounting, the reverse recapitalization was treated as the equivalent of Legacy Profusa issuing stock for the net assets (liabilities) of Northview, accompanied by a recapitalization. The net assets of Northview are stated at historical cost, with no goodwill or other intangible assets recorded. The consolidated assets, liabilities, and results of operations prior to the Business Combination are those of Legacy Profusa. All periods prior to the Business Combination have been retrospectively adjusted in accordance with the Business Combination Agreement for the equivalent number of common shares outstanding immediately after the Business Combination to effect the reverse recapitalization. The number of shares for all periods prior to the Closing Date have been retrospectively decreased using the exchange ratio that was established (the “Exchange Ratio”).

All Milestones (Milestone I, II, III, and IV pass the criteria of liability classification under ASC 480 as they are not mandatorily redeemable, it does not represent an obligation to repurchase the issuer’s equity shares, and it is not settled by issuing a variable number of its equity shares. Milestone III however, does not pass the criteria of liability classification under ASC 480 as the settlement condition is based partially on the occurrence of an event which fails the index guidance for equity classification.

All four Earnouts have only two potential settlement alternatives, i.e. either no shares are issued or 12,917 shares are issued (for each Earnout). This earnout agreement is considered indexed to the entity’s own stock, as the earnout meets both of the following: (i) The earnout is based solely on inputs that are observable market data or inputs that are not observable but are consistent with the entity’s own stock (e.g., stock price, strike price, number of shares), and (ii) The earnout does not contain provisions that could require settlement in a way that is not consistent with equity classification. These steps are satisfied for Milestones I & II, the earnout may be considered indexed to the entity’s own stock. Milestone III does not meet the indexed guidance as it is based on an event occurring to achieve $6 million in, which is not a market data or input. The Milestone IV Earnout does meet the scope exception ASC 815-10-15-59(d) from derivative accounting since payments under these milestones are based on revenue amounts. Financial instruments such as these meet the “own equity” scope exception in ASC 815-10-15-74(a), and the financial instrument would be classified as equity with no subsequent remeasurement (unless the earnout is modified). Milestone III does not meet this own equity scope exception and is thus liability classified, valued on the Closing Date with subsequent changes in the valuation adjusted through earnings.

The Company’s earnout Milestones I, II, and IV meet the equity classification criteria under ASC 815-40. As there is no obligation to net cash settle, there is a fixed quantity of shares, settlement is exclusively made in shares, and there are no downside protections or leverage features that protect the holder from a decline in price. As these conditions were all met, the earnout is considered both indexed to the entity’s own stock (or within the scope exception), and meet the equity classification requirements. These earnouts were fair valued on the Closing Date and will not be remeasured. Similarly, Milestone III was fair valued on the Closing Date and was determined to have a $0 value due to the current probability input of the event occurring being 0%. Additionally, this Milestone III was revalued as of September 30, 2025 and continues to have a current probability of 0% and no value was associated with the milestone. On the Closing Date, Milestones I and II had a value of $1.7 million, while Milestone IV had a value of $0 as this was also deemed improbable of occurring. Milestone III does not meet the indexed guidance as it is based on an event occurring to achieve $6 million in, which is not a market data or input. The Milestone IV Earnout does meet the scope exception ASC 815-10-15-59(d) from derivative accounting since payments under these milestones are based on revenue amounts.

The earn-outs are considered to be part of the overall reverse recapitalization as it was negotiated between NorthView Sponsor I, LLC, the sponsor of NorthView (the “Sponsor”), and the selling shareholders. As such, it is represented as an equity restructuring that is accounted for as a reduction in additional paid-in capital. As this is an equity classified transaction the contingent consideration creates a reduction to the additional paid in capital account of $1.7 million, with an offset to additional paid in capital -Earn-out equity instrument. This accounting results in no impact on the face of the Statement of Stockholders’ Deficit until all necessary conditions to issue such shares have been satisfied by the end of the period. Once these contingently issuable shares are deemed issuable, they will also be included in earnings per share.

The following table reconciles the elements of the Business Combination to the consolidated statements of cash flows and the consolidated statement of changes in stockholders’ equity:

Cash-Trust Account, net of redemptions	$1,276
Less: transaction costs and professional fees, paid directly from Trust Account	1,274
Net proceeds received from Trust	2
Less: private and representative warrant liabilities	(1,193)
Less: related party notes	(41)
Less: related party notes - working capital loan	(2,162)
Less: related party notes - PIPE Subscription Agreement	(3,898)
Less: excise tax payable	(1,953)
Less: accounts payable and accrued expenses	(3,102)
Reverse recapitalization, net	$(12,346)

The number of shares of Common Stock to be issued following the consummation of the Business Combination were:

Class A Common Stock
NVAC Public Shares, outstanding prior to the Business Combination	1,357
Less: Redemption of NVAC Class A Common Stock	(5)
Public shares of NVAC	1,352
NVAC Founder Shares, outstanding prior the Business Combination	53,780
NVAC Representative Shares converted to Class A Common shares	6,000
NVAC Shares from Rights converted to Class A common shares	25,300
Business Combination shares
Profusa Shares	114,584
Issuance of shares in connection with PIPE	38,691
Conversion of notes into shares	197,099
Common Stock immediately after the Business Combination	436,806

The number of Profusa Shares was determined as follows:

	Legacy Profusa Shares	Profusa Shares after conversion ratio
Preferred Stock	17,863,934	82,377
Class A Common Stock	74,728	32,209
Total	17,938,662	114,586

Transaction costs

During the three and nine months ended September 30, 2025, based on the proceeds received, the Company expensed $15.1 million for transaction costs incurred in connection with the Business Combination. The transaction costs primarily represented fees incurred for financial advisory, legal and other professional services that were directly related to the Business Combination.

Public and private placement warrants

The 9,487,500 warrants (the “Public Warrants”) issued in Northview’s initial public offering (the “IPO”), 7,347,500 warrants issued in connection with private placement at the time of the IPO (the “Private Placement Warrants”) and 569,250 warrants issued to the representative of the underwriters in the IPO (the “Representative’s Warrants”) remained outstanding and became warrants for the Company. The Public Warrants qualify for equity classification upon Closing, and were fair value adjusted with no future gains or losses on fair value adjustment being recorded in future periods. The Private Placement Warrants and Representative’s Warrants contain provisions that preclude these warrants from being indexed to the Company’s stock. The settlement amount depending on who holds the instrument, and the holder is not an input to the fair value of a fixed-for-fixed option or forward on equity shares. As such, this provision would cause the warrants to fail Step 2 of the indexation guidance. The Private Placement and Representative’s Warrants remained liability classified with fair value adjustments being recorded through earnings each period.